LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



COLLECTION PERIOD:           JANUARY 1-31, 2004                                     PAYMENT DATE:    FEB 17 2004
DETERMINATION DATE:          FEB 10 2004                                            REPORT BRANCH:   2032


------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                            TOTAL          CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%           19.20%           33.68%           17.60%          29.52%
Original Pool Balance                             250,000,000.00    48,000,000.00    84,200,000.00    44,000,000.00   73,800,000.00
Note Balance Total                                250,000,000.00    48,000,000.00    84,200,000.00    44,000,000.00   73,800,000.00
Number of Contracts                                       14,350
Class Pass Through Rates                                                   0.9900%          1.1140%          1.5750%         2.1780%
Servicing Fee Rate                                       2.20000%
Indenture Trustee Fee                                    0.00350%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02150%
Insurance Premium Fee                                    0.35000%
Class C Certificate Rate                                 5.00000%

Initial Weighted Average APR                            11.33010%

Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%

Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.33010%

Initial Weighted Average Remaining Term                    64.05

Initial Weighted Average Original Term                     67.89

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                           TOTAL         CLASS A-1         CLASS A-2       CLASS A-3       CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                203,205,160.42      1,205,159.94    84,200,000.00   44,000,000.00   73,800,000.00
Total Note Balance                                196,092,979.81              0.00    78,292,979.81   44,000,000.00   73,800,000.00

EOP:
Number of Current Month Closed Contracts                     316
Number of Reopened Loans                                       -
Number of Contracts - EOP                                 12,249
Total Pool Balance  -  EOP                        196,214,502.82              0.00    78,414,502.34   44,000,000.00   73,800,000.00
Total Note Balance - EOP                          189,346,995.22              0.00    71,546,995.22   44,000,000.00   73,800,000.00

Class Collateral Pool Factors                         0.75738798        0.00000000       0.84972678      1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio             11.22719%

Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                  0.00000%

Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.22719%

Weighted Average Remaining Term                            57.52

Weighted Average Original Term                             68.17

Class A Applicable Percentage                              96.50%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                              CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:            Principal                                                  3,015,875.94
                             Interest                                                   1,934,051.94
Early Payoffs:               Principal Collected                                        2,676,725.95
                             Early Payoff Excess Servicing Compensation                       375.36
                             Early Payoff Principal Net of Rule of 78s Adj.             2,676,350.59            239
                             Interest                                                      27,053.72
Liquidated Receivable:       Principal Collected                                          157,882.69
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.      157,882.69             77
                             Interest                                                          54.27
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                          0.00              0
                             Interest                                                           0.00
                             Total Principal                                            5,850,109.22
                             Total Interest                                             1,961,159.93
                             Total Principal and Interest                               7,811,269.15
Recoveries                                                                                444,689.27
Excess Servicing Compensation                                                                 375.36
Late Fees & Miscellaneous Fees                                                             38,669.82
Collection Account Customer Cash                                                        8,295,003.60
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        4,845.33
Supplemental Enhancement Account Investment Income                                          7,912.36
Available Funds                                                                         8,307,761.29





----------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION      SHORTFALL/DRAW
 DISTRIBUTION                                                                              AMOUNT        DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        8,307,761.29
Monthly Dealer Participation Fee                                               0.74     8,307,760.55           0.00
Prior Unpaid Dealer Participation Fee                                          0.00     8,307,760.55

Servicing Fees:              Current Month Servicing Fee                 372,542.79
                             Prior Period Unpaid Servicing Fee                 0.00
                             Late Fees & Miscellaneous Fees               38,669.82
                             Excess Servicing Compensation                   375.36
                                Total Servicing Fees:                    411,587.97     7,896,172.58           0.00
Indenture Trustee Fee                                                        571.94     7,895,600.64           0.00
Custodian Fee                                                              3,386.75     7,892,213.89           0.00
Backup Servicer Fee                                                        3,640.76     7,888,573.13           0.00
Prior Unpaid Indenture Trustee Fee                                             0.00     7,888,573.13           0.00
Prior Unpaid Custodian Fee                                                     0.00     7,888,573.13           0.00
Prior Unpaid Backup Servicing Fee                                              0.00     7,888,573.13           0.00



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



--------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT         DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:     Current Month                                     0.00     7,888,573.13           0.00
                             Prior Carryover Shortfall                         0.00     7,888,573.13
Class A-2 Note Interest:     Current Month                                72,681.98     7,815,891.15           0.00
                             Prior Carryover Shortfall                         0.00     7,815,891.15
Class A-3 Note Interest:     Current Month                                57,750.00     7,758,141.15           0.00
                             Prior Carryover Shortfall                         0.00     7,758,141.15
Class A-4 Note Interest:     Current Month                               133,947.00     7,624,194.15           0.00
                             Prior Carryover Shortfall                         0.00     7,624,194.15
Class A-1 Note Principal:    Current Month                                     0.00     7,624,194.15           0.00
                             Prior Carryover Shortfall                         0.00     7,624,194.15
Class A-2 Note Principal:    Current Month                             6,745,984.59       878,209.56           0.00
                             Prior Carryover Shortfall                         0.00       878,209.56
Class A-3 Note Principal:    Current Month                                     0.00       878,209.56           0.00
                             Prior Carryover Shortfall                         0.00       878,209.56
Class A-4 Note Principal:    Current Month                                     0.00       878,209.56           0.00
                             Prior Carryover Shortfall                         0.00       878,209.56
Certificate Insurer:         Reimbursement Obligations                         0.00       878,209.56           0.00
                             Premium                                      55,226.21       822,983.35           0.00

Class C Interest Payment
Amount:                      Current Month                                39,312.92       783,670.43           0.00
                             Prior Carryover Shortfall                         0.00       783,670.43           0.00

Supplemental Enhancement
Account:                     Reimbursement                                     0.00       783,670.43           0.00
Expenses:                    Trust Collateral Agent                            0.00       783,670.43           0.00
                             Indenture Trustee                                 0.00       783,670.43           0.00
                             Backup Servicer                                   0.00       783,670.43           0.00
                             Custodian                                         0.00       783,670.43           0.00
Distribution to (from) the Spread Account                                783,670.43             0.00
Distribution (from) the Supplemental Enhancement Account                       0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:      BOP Liquidated Receivable Principal Balance    1,298,431.07
                             Liquidation Principal Proceeds                   157,882.69
                             Principal Loss                                 1,140,548.38
                             Prior Month Cumulative Principal Loss LTD      3,360,685.53
                             Cumulative Principal Loss LTD                  4,501,233.91



----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY STATUS:                 # OF CONTRACTS        AMOUNT         % OF TOTAL POOL
                                                                              BALANCE
Current                                      9,725   160,009,127.87           81.55%
1-29 Days                                    2,267    33,399,629.16           17.02%
30-59 Days                                     126     1,402,091.71            0.71%
60-89 Days                                      69       697,992.18            0.36%
90-119 Days                                     40       442,384.88            0.23%
120 Days or More                                22       263,277.02            0.13%
Total                                       12,249   196,214,502.82          100.00%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger      Event of Default    Event of
                                    Current Month    Threshold          Event          Threshold        Default

Average Delinquency Ratio                 1.15481%     6.00%             NO              8.00%             NO
Cumulative Default Rate                      2.16%     5.75%             NO              6.47%             NO
Cumulative Loss Rate                         1.16%     3.03%             NO              3.56%             NO


----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                             CERTIFICATE INVENTORY                                                 RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT *                                    # OF CONTRACTS      AMOUNT *
Prior Month Inventory                           42     759,471.89 Prior Month Inventory                          17    306,784.46
Repurchased                                      0           0.00 Repurchased                                     0          0.00
Adjusted Prior Month Inventory                  42     759,471.89 Adjusted Prior Month Inventory                 17    306,784.46
Current Month Repos                             25     398,955.79 Current Month Repos                            47    846,369.85
Repos Actually Liquidated                       39     705,950.90 Repos from Trust Liquidation                    1      4,185.92
Repos Liquidated at 60+ or 150+                  1       4,185.92 Repos Actually Liquidated                      49    907,678.40
Dealer Payoff                                    0           0.00 Dealer Payoff                                   0          0.00
Redeemed / Cured                                 0           0.00 Redeemed / Cured                                0          0.00
Purchased Repos                                  0           0.00 Purchased Repos                                 0          0.00
Current Month Inventory                         27     448,290.86 Current Month Inventory                        16    249,661.83

                             * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                             # OF CONTRACTS            AMOUNT
Current Month Balance                           77   1,298,431.07
Cumulative Balance                             350   5,037,641.26
Current Month Proceeds                                 157,936.96
Cumulative Proceeds                                    532,946.85
Current Month Recoveries                               444,689.27
Cumulative Recoveries                                1,611,090.09




                                                   RECEIVABLES LIQUIDATED AT 150
                                                   OR MORE DAYS DELINQUENT, 60 OR MORE
                                                   DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                                   SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:
                                                   Balance            Units                         Balance            Units
Prior Month                                             46,557.46                 4                       19,863.01             2
Current Trust Liquidation Balance                        4,185.92                 1                        4,185.92             1
Current Monthly Principal Payments                        (484.93)
Reopened Loan Due to NSF                                     0.00                 0
Current Repurchases                                          0.00                 0
Current Recovery Sale Proceeds                               0.00                -1
Deficiency Balance of Sold Vehicles                     (2,317.01)
EOP                                                     47,941.44                 4                       24,048.93             3


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                  REQUISITE AMOUNT:    14,716,087.71
Total Deposit                                        5,625,000.00
BOP Balance                                          5,805,285.62
Remaining Distribution Amount                          783,670.43
Investment Income                                        4,581.55
Current Month Draw                                              -
EOP Balance Prior to Distribution                    6,593,537.60

Spread Account Release Amount                                   -

EOP Balance                                          6,593,537.60

   Class A Principal Payment Amount                         (0.00)
Class C Supplemental Interest and Carryover
Shortfall                                                       -
   Class R Certificateholder Distribution                       -

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                       10,000,000.00
BOP Balance                                          9,435,101.42
Supplemental Enhancement Account Deposit                        -
Current Month Draw                                              -
Class C Supplemental Enhancement Amount
Before Release                                       9,435,101.42

Supplemental Enhancement Account Release Amount      1,312,551.31

EOP Balance                                          8,122,550.11

OVERCOLLATERALIZATION AMOUNT                         6,867,507.60

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT              21,583,595.31            11.00%

REQUIRED TOTAL ENHANCEMENT AMOUNT                   21,583,595.31            11.00%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH                 TRIGGER EVENT     EVENT OF DEFAULT  UP TO MONTH       TRIGGER EVENT    EVENT OF DEFAULT
                           3         1.21%              1.53%                  3            2.42%             2.78%
                           6         2.42%              2.79%                  6            4.84%             5.08%
                           9         3.03%              3.56%                  9            5.75%             6.47%
                          12         4.84%              5.08%                 12            9.08%             9.23%
                          15         5.50%              5.77%                 15           10.45%            10.50%
                          18         6.60%              6.92%                 18           13.20%            12.59%
                          21         7.20%              8.08%                 21           13.85%            14.69%
                          24         7.98%              8.77%                 24           14.50%            15.94%
                          27         8.49%              9.47%                 27           15.44%            17.21%
                          30         9.26%             10.15%                 30           16.83%            18.46%
                          33         9.77%             10.85%                 33           17.77%            19.73%
                          36        10.29%             11.31%                 36           18.70%            20.57%
                          39        10.55%             11.54%                 39           19.18%            20.98%
                          42        10.80%             12.00%                 42           19.64%            21.82%
                          45        10.80%             12.00%                 45           19.64%            21.82%
                          48        10.80%             12.00%                 48           19.64%            21.82%
                          51        10.80%             12.00%                 51           19.64%            21.82%
                          54        10.80%             12.00%                 54           19.64%            21.82%
                          57        10.80%             12.00%                 57           19.64%            21.82%
                          60        10.80%             12.00%                 60           19.64%            21.82%
                          63        10.80%             12.00%                 63           19.64%            21.82%
                          66        10.80%             12.00%                 66           19.64%            21.82%
                          69        10.80%             12.00%                 69           19.64%            21.82%
                          72        10.80%             12.00%                 72           19.64%            21.82%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
     Up to Month             Trigger Event         Event of Default
--------------------------------------------------------------------------------
                          12                 6.00%          8.00%
                          24                 7.00%          9.00%
                          72                 8.00%         10.00%
--------------------------------------------------------------------------------


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.







/s/ Maureen E. Morley
-------------------------------
Maureen E. Morley
Vice President and Controller